UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of report (Date of earliest event reported): November 20, 2000

                               ARDEN REALTY, INC.


  Maryland                           1-12193                     95-04578533
  --------                           -------                     -----------
 (State of                   (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)



      11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 966-2600
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 9.   REGULATION FD DISCLOSURE.

On November 20, 2000, our operating partnership, Arden Realty Limited Partnership, successfully placed $100 million of 8.5% senior unsecured notes due November 2010. This transaction is more fully described on the attached Exhibit
99.1. As of November 20, 2000, ten research analysts had provided earnings estimates on Arden Realty, Inc. to First Call, a widely-referenced source of consensus earnings. Current estimates of Arden's per share funds from operations, according to First Call, average $0.73 per share for the fourth quarter 2000, and $3.02 per share for 2001. Given our current expectations, and considering this debt transaction, Arden is comfortable with these estimates at this time. We disclaim any intention or obligation to update or revise this information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the signed hereunto duly authorized.

Dated:  November 20, 2000
                               Arden Realty, Inc.

                               By:   /s/ DANIEL S. BOTHE
                                     -------------------------------
                                     Daniel S. Bothe
                                     Senior Vice President and
                                     Co-Chief Financial Officer

                                     /s/ RICHARD S. DAVIS
                                     -------------------------------
                                     Richard S. Davis
                                     Senior Vice President,
                                     Co-Chief Financial Officer and
                                     Treasurer




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


                                  EXHIBIT INDEX


99.1 Text of Press Release, dated November 20, 2000.

























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